Institutional Investor Trust

FILED VIA EDGAR

May 27, 2016

Securities and Exchange Commission
Branch 22, Office of Disclosure and Review
Attention: Mr. Keith O'Connell

Re: File 333-167495, 1933 Act
      File 811-22429, 1940 Act

Dear Mr O'Connell:

In 2008 I was associated with a registered investment company that liquidated two fund series and you assisted us in that effort. In 2010, Institutional Investor Trust (the Trust) was registered and offered one fund series, the Sector Allocation Model Fund (the Fund). On May 20, 2016 the Trust's Board of Trustees approved the closure of that Fund and this PRE-14A filing contains the proxy materials to close it.

Management desires to liquidate the Fund on or about July 11, 2016. Therefore, we will very much appreciate you or a member of your staff reviewing these materials as soon as possible so that we may make any changes the Commission suggests and get the proxies into the hands of the Shareholders. As soon as practicable after liquidation, the Trust will take the steps necessary to deregister.

You can reach me at 800-338-9476 if you have any questions. Also, please feel free to email me at suzanne@ctrust at any time. Thank you in advance for your help.

Sincerely,

/s/ Suzanne B. Thacker
Compliance Coordinator

1400 Center Road, Venice, FL 34292

941-493-3600 (Local) , 941-496-4660 (Fax), 800-338-9476 (Toll Free)

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